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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated March 22, 2002, in Amendment No. 1 to the Registration Statement (Form S-4 No. 333-98657) and related Prospectus of IESI Corporation dated October 17, 2002.


                                                       /s/ Ernst & Young LLP



Fort Worth, Texas
October 15, 2002